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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


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                                  July 21, 2000
                        (Date of earliest event reported)


                                 MICRO-ASI, INC.
             (Exact name of registrant as specified in its charter)


             TEXAS                     000-27027               75-2586030
(State or other jurisdiction of       (Commission           (I.R.S. employer
incorporation or organization)        file number)         identification no.)


                   12655 NORTH CENTRAL EXPRESSWAY, SUITE 1000
                               DALLAS, TEXAS 75243
                    (Address of principal executive offices)


                                  972-392-9636
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 21, 2000, Micro-ASI, Inc. completed the acquisition of the assets of EPI Technologies, Inc., a Texas corporation ("EPI"), pursuant to an asset purchase agreement (the "Agreement"). EPI is an electronics test contractor headquartered in Plano, Texas. The purchase was effective July 2, 2000.

The total aggregate purchase price for the assets of EPI is $4,863,114. The purchase price includes (i) a cash payment at closing of $300,000, (ii) a Secured Promissory Note from the Company to EPI in the amount of $1,613,114, due January 31, 2001, with one accrued interest payment due on October 15, 2000 and the balance of the principal and interest due on January 31, 2001 and (iii) a Secured Promissory Note in the amount of $2,950,000 from the Company to EPI with
(a) one accrued interest only payment due October 5, 2000, (b) one accrued interest only payment due January 5, 2001 and (c) 14 quarterly installments thereafter with each installment equal to $210,714.28 in principal plus any accrued interest with a final payment due July 5, 2004. The Promissory notes are secured by the assets of EPI, excluding Accounts Receivable and Inventory. Should the Company obtain financing from a financial institution, and payoff the $1,613,114 note, the Agreement stipulates that EPI will subordinate its first lien position on the other than intellectual property pledge to the financial institution. The purchase price is not subject to any post closing adjustments.

The acquisition of the assets of EPI provides the Company with the test capabilities to enhance the product offerings to its customers. EPI also provides the Company with a larger building space. The Company plans to move its contract manufacturing, Best Technologies, Inc., into the EPI facilities, thereby consolidating its manufacturing and test facilities to improve efficiencies and reduce costs. Other than the notes payable, the Company has no other obligations to invest additional funds in EPI.

The consideration paid by the Registrant was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of EPI, including valuations of comparable companies and the business and operating results of EPI. Registrant will account for the asset acquisition of EPI as a purchase.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of the business acquired.

          (1) The financial statements required by this item will be filed by amendment not later than 75 days after the consummation of the acquisition.

     (b) Pro forma financial information.

          (1) The pro forma financial statements required by this item will be filed by amendment not later than 75 days after the consummation of the acquisition.

     (c) Exhibits.

          2.1 Asset Purchase Agreement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MICRO-ASI, INC.

August 2, 2000                           /s/ JOEL E. CLAYBROOK
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                                         JOEL E. CLAYBROOK
                                         Vice Chairman and CE


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